June 2020 Translating Frontier Oncology Targets to Outsmart Cancer™ Exhibit 99.1

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Summary Clinical-stage precision oncology company with deep focus on RAS cancers; growing clinical momentum Cohesive pipeline of complementary investigational products for targeted mono- and combination treatment Prolific innovation engine, sophisticated preclinical and clinical capabilities, and seasoned company leadership Strong financial condition and corporate transactions that build value

Continued Operational Excellence in COVID-19 Environment COVID-19 pandemic with profound global impact on health and socioeconomic well-being Operational adjustments implemented by RVMD in mid-March have enabled our team to remain healthy, focused and productive. Currently: Limited impact on preclinical productivity and timelines; all projects progressing per expectations No material impact on ongoing clinical study timelines, despite logistical challenges with on-site patient visits and follow up Potential delays associated with planned study initiations, mitigated by active efforts supporting site initiation Strong balance sheet $347.9 million in cash, cash equivalents and marketable securities as of 3/31/20

Our Innovation Engine Focused on Genetic Drivers of RAS-Dependent Cancers Deep chemical biology and cancer pharmacology know-how to define critical vulnerabilities of frontier RAS / mTOR pathway targets and signaling circuits Sophisticated structure-based drug discovery capabilities, including proven access to complex chemical space, tailored to elusive cancer targets Astute precision medicine approach for patients with genetically-defined cancers addicted to RAS / mTOR pathways

Integrated Pipeline Targets Elusive Drivers of RAS Cancers RAS Signaling Cascade Receptor Tyrosine Kinase (RTK) / Growth Factor Receptors mTOR Signaling Cascade Growth, Survival Oncogenes Multiple RAS(ON) SOS1 SHP2 4EBP1/ mTORC1 Cancer

Pipeline Drug Combinations to Overcome Resistance Loops that Feed Oncogene Addiction RAS Signaling Cascade Resistance loops Growth, Survival Multiple RAS(ON) SOS1 SHP2 mTOR Signaling Cascade Oncogenes 4EBP1/ mTORC1

Substantial Progress Spanning Clinical and Preclinical Pipeline RAS Signaling Cascade mTOR Signaling Cascade Growth, Survival Oncogenes Multiple RAS(ON) Lead opt. SOS1 Lead opt. RMC-4630 Phase 1/2 RMC-5552 IND-enabling development Cancer

RAS Signaling Cascade Growth, Survival SHP2 RMC-4630 Phase 1/2

RMC-4630 Inhibits SHP2, a Shared Node that Regulates RAS Signaling Pathway SOS1 NF1 RAS(ON) SHP2 RAF MEK ERK PI3K AKT Growth, Survival GDP RAS(OFF) GTP PTEN ✘ mTORC1 4EBP1 S6K Oncogenes TSC1/2 Multiple Receptor Tyrosine Kinases (RTKs) Oncogenic mutants sensitive to SHP2 inhibitor

RMC-4630 Drives Stasis and Regressions of NSCLC Xenografts with Select Pathway Mutations



EGFR L858R, T790M
NCI-H1975
Control
RMC-4630
30 mg/kg po qd
Dosing start
% change in tumor volume
Days post-implant
KRAS G12C
LUN092
% change in tumor volume
Days on study
BRAF Class3
LUN023
% change in tumor volume
Days on study
NF1 LOF
NCI-H1838
Dosing start
% change in tumor volume
Days post-implant

11

RMC-4630-01: Best Change in Tumor Burden from Baseline in KRAS^{mutant} NSCLC



Change from baseline (%)
100
50
0
-50
-100
DCR KRAS^{G12C} NSCLC = 70% (7/10)
DCR RAS^{mutant} NSCLC = 59% (17/29)
G12C
G12D
G12V
G12A
PD
PD
PD
PD
PD
SD
SD
PD
PD
SD
SD
SD
SD
SD
SD
PD
SD
SD
SD
SD
SD
SD
SD#
PR*
Unconfirmed PR * Confirmed PR

Data presented for efficacy evaluable population **(N=29)** defined as patients with baseline and at least one post-baseline scan or who died or had clinical progression prior to first post-baseline scan.
Five patients are not represented in this figure: 4 patients had clinical progression prior to first scan, and 1 patient died due to disease progression at the time of data extract.
DCR = Disease Control Rate (no PD at first response assessment)

Source: EDC as of 5/4/2020

SANOFI 12

RMC-4630-01: Further Insights on Intermittent Dosing Paradigm in the Clinic



60 mg daily (N=11)¹
140 mg D1D4 (N=8)²
200 mg D1D2 (N=4)³
Apoptotic threshold (EC75)
Cytostatic threshold (EC50)
Total Plasma Conc (nM)
1000
100
0
24
48
72
96
120
144
168
Time (h)

PK sampled at:
[1]C1D22
[2]Post-C1D1 dosing and C1D8 trough (~168 h)
[3]Post-C1D1 and C1D2 dosing and C1D8 trough (~168 h)

SANOFI

13

RMC-4630-01: Approaching Dose & Schedule Optimized for Efficacious and Tolerable Exposures Dose cohort: 60 mg daily N=18^ 140 mg D1D4* N=8 200 mg D1D2* N=4 With related AEs, grade >3: 9/18 (50%)a 4/8 (50%)b 0/4 (0%) With AEs Leading to Discontinuation or Dose Reduction: 4/18 (22.2%) 1/8 (12.5%) 0/4 (0%) Apoptotic threshold Cytostatic threshold 1200 (EC75) 80 (EC50) Cmax Trough Mean Total Plasma Concentration (nM), by Dose Cohort a 2 grade 4 b 0 grade 4 * Each week ^PK available for N=11

RMC-4630 Causes Tumor Growth Inhibition and Regressions in Diverse Preclinical NF1$^{LOF\wedge}$ Models


LUN #150, NSCLC PDX
Control
RMC-4630 30 mg/kg po qd
n=3/group
% change in tumor volume
300
200
100
0
-100
0
10
20
30
Days on study


NCI-H1838, NSCLC CDX
Control
RMC-4630 120 mg/kg po q2d
n=9/group
Dosing start
Mean Tumor Volume (mm3)
1000
800
600
400
200
0
10
20
30
40
50
60
70
Days post-implant

- Anti-tumor effects in numerous NF1^{LOF} PDX models
  - Tumor growth inhibition in 62% (34/55) of models
  - 25% of responses were regressions
- Regressions with intermittent dosing in NF1^{LOF} CDX models

^ NF1^{LOF} (loss-of-function) inferred from deletions, insertions, premature stops and truncations in neurofibromin 1 gene

SANOFI

15

RMC-4630-01: Best Change in Tumor Burden for NSCLC and Gynecologic Tumors with NF1^{LOF}



100%
20%
-30%
-100%
Change from baseline (%)
NF1LOF only
NF1LOF + KRASG12C
PD
PD
SD
SD
CR

Dose:	80mg	80mg	60mg	200mg	200mg
Schedule:	Daily	Daily	Daily	D1D4	D1D4
Type:	Ovarian	Ovarian	NSCLC	NSCLC	Uterine

- 1 patient (NSCLC) with death due to clinical PD is not represented in this figure
- NF1^{LOF} (loss-of-function) inferred from deletions, insertions, premature stops and truncations in neurofibromin 1 gene

SANOFI 16

Complete Response in Patient with Uterine Cancer 63yr old with stage IVb poorly differentiated uterine carcinosarcoma Diagnosed Oct 2017 – two NF1LOF mutations, POLE (DNA repair) mutation, and ultra-high tumor mutational burden Two treatment regimens prior to starting RMC-4630 Started RMC-4630 200 mg D1D4 reduced to 140 mg D1D4 due to GI toxicity Continues in CR at 5 months on study therapy Target Lesion Baseline Scan 1st on Treatment Scan Omental thickening (left upper quadrant) 1.7 cm 0.0 cm Percent Change from Baseline - 100% ¯ Overall Response per RECIST V1.1 Complete Response (CR) confirmed

Rational, Mechanism-driven Combinations as Central Clinical Thesis SHP2 inhibitor RMC-4630 MEK inhibitors KRASG12C inhibitors Checkpoint inhibitors Monotherapy Dose/regimen optimization Combination therapies Additive anti-tumor effects + combat adaptive resistance RTK inhibitors Select RAS Pathway Mutations KRASG12C Mutation EGFR Mutations SOC with Mutations ERK inhibitors Select Mutations

Broad Development Program for RMC-4630 Progressing Well

Monotherapy
Dose escalation
(including expansion cohorts with molecularly-defined tumors)

Combination therapy
Molecularly-defined solid tumors



2019
2020
RP2DS
RMC-4630-01
Daily and *Intermittent* dosing schedules
RP2DS
Roche
MEK
COTELLIC
RMC-4630-02
AMGEN
KRAS^{G12C}(OFF) AMG 510
CodeBreaK 101
PD-1 Inhibitor (pembrolizumab)
SAR442720-TCD16210
EGFR Inhibitor (osimertinib)
RMC-4630-02
NETHERLANDS CANCER INSTITUTE
ERK inhibitor (IST)

SANOFI 19

SHP2 Inhibitor Promotes Anti-Tumor Responses via Effects on Innate and Adaptive Immunity Based on Quintana et al. Cancer Research April 2020

Anti-Tumor Responses from SHP2 Inhibitor Monotherapy and Combination with Anti-PD1 RMC-4550 (SHP2 inh.) Anti-PD1 Control Combination EMT-6 (syngeneic breast cancer, NF1mut;SOS1mut ) 20% CR CR: Complete response, with immunological memory Quintana et al. Cancer Research April 2020

mTOR Signaling Cascade Oncogenes 4EBP1/mTORC1 RMC-5552 IND-enabling development

Hyperactivation of mTOR Signaling Frequently Drives Cancer and/or Drug Resistance RAS Signaling Cascade Resistance loops Growth, Survival Multiple RAS(ON) SOS1 SHP2 mTOR Signaling Cascade Oncogenes 4EBP1/ mTORC1 PI3K PTEN TSC1/2 STK11 mTOR

Attractive Profile of Bi-Steric mTORC1 Inhibitors, including Development Candidate RMC-5552 Layered structural model mTORC1 FKBP12 Allosteric site Active site RMC-5552 Inhibition of mTORC1: pS6K 0.14 nM Inhibition of mTORC1: p4EBP11 0.48 nM Selectivity over mTORC2: AKT2 40X 1 Rapamycin is not considered an inhibitor. 2 Active site inhibitors are not considered selective.

RMC-5552 Monotherapy Drives Regressions in mTORC1-Hyperactivated Tumor Xenografts MCF7 CDX (Breast cancer, PIK3CAmutant; ER+/HER2-) End of study responses

Bi-Steric mTORC1 Inhibitor (RM-006) Exhibits Anti-Tumor Activity in KRASG12C NSCLC Xenograft NCI-H358 CDX (NSCLC, KRASG12C) N = 10/group unless noted All regimens well tolerated Control RM-006 10 mg/kg ip qw (N=8) AMG 510 30 mg/kg po qd Combination RM-006 = mTORC1-selective bi-steric tool compound

Dual Targeted Therapy for RAS/mTOR Pathway Co-Mutations Delays Acquired Drug Resistance

NCI-H2030 CDX (NSCLC, $KRAS^{G12C}$;$STK11^{LOF*}$)



Control
RM-006 3 mg/kg ip qw (n = 7)
AMG 510 100 mg/kg po qd
Combination
n = 10/group unless noted
***p<0.0001, one-way ANOVA
Mean Tumor Volume (mm³)
2000
1500
1000
500
0
Dosing start
***
***
20
30
40
50
60
70
80
Days Post-implant

^ $STK11^{LOF}$ (loss-of-function) inferred from deletions, insertions, premature stops and truncations

27

Dual Targeted Therapy for RAS/mTOR Pathway Co-Mutations Overcomes Primary Resistance

NCI-H2122 NSCLC CDX ($KRAS^{G12C}$; $STK11^{LOF}$)



Control
RM-006 10 mg/kg ip qw (n=7)
AMG 510 100 mg/kg po qd
Combination
n = 10/group unless noted
***p<0.0005, one-way ANOVA
Mean Tumor Volume (mm³)
2000
1500
1000
500
0
Dosing start
***
10
20
30
Days Post-implant



% Change in Tumor Volume
300
200
100
0
-100
7
End of study responses

n = number of regressions > 10% from starting volume

^ $STK11^{LOF}$ (loss-of-function) inferred from deletions, insertions, premature stops and truncations

28

Multiple RAS(ON) Lead opt. RAS Signaling Cascade Growth, Survival

Numerous RAS Mutants Commonly Drive Human Cancers and are Important Disease Targets KRAS NRAS HRAS G12 Glycine-12 Q61 Glutamine-61 G13 Glycine-13 C D V S R K E L A P H Isoforms Hotspots Mutations 30% of all cancers (U.S.)

Mutant RAS Tumors are Addicted to, and Tenaciously Maintain, High Levels of RAS(ON) RAS(ON) Inhibitors RAS(OFF) Inhibitors RAS(ON) RAS(OFF) *Adapted from Patricelli et al., Cancer Discovery 2016 Cancer Mutation* Normal* GDP GTP INACTIVE ACTIVE

Highly Differentiated Inhibitors of Active Form of Oncogenic RAS Proteins Tri-Complex Inhibitor Unique target binding mode Active RAS form Near all hotspot mutations Forms tri-complex within cell Directly inhibits oncogenic signaling RASmutant(ON) Chaperone protein

KRASG12C(ON) Inhibitors Drive Tumor Xenograft Regressions in Vivo NSCLC (KRASG12C) PDAC (KRASG12C) Control Inhibitor 30 mg/kg IP qd 10 Control Inhibitor 10 mg/kg IP qd Inhibitor 30 mg/kg IP qd 10 5 End of study responses End of study responses Days Post-Implant Days Post-Implant NCI-H358 MIA PaCa-2

A Potent, Orally Bioavailable KRASG12C(ON) Inhibitor from Lead Optimization Series IC50 Time (hr) Unbound Plasma [RM-017] (nM) Suppression of KRASG12C in Vitro (NCI-H358 cells) PK After Oral Administration in Vivo (mouse)

Oral Administration of KRASG12C(ON) Lead Series Compound Drives Regressions in Vivo NCI-H358 CDX (NSCLC, KRASG12C/+) All doses were well tolerated # End of study responses 9 n = number of regressions > 10% from starting volume 8 Control (n=9) AMG 510 100 mg/kg po qd RM-017 100 mg/kg po qd

Summary

1H-20: Clinical and Preclinical Pipeline Advances Strengthen Therapeutic Strategies for RAS Tumors



Clinical activity expanded from $KRAS^{G12}$ mutant NSCLC to second cancer genotype, $NF1^{LOF}$
Clinical validation of intermittent dosing benefits
Immune-mediated anti-tumor effects and combination with PD-1 inhibitor
'4630
Continued expansion of drug combination studies, including FPI in AMG 510 and pembrolizumab studies
SOS1
Progressed to lead optimization
Multiple RAS(ON)
RAS Signaling Cascade
mTOR Signaling Cascade
'5552
Orally administered $KRAS^{G12C}$(ON) inhibitor drives tumor regressions
Growth, Survival
Oncogenes
Anti-tumor activity in combination with $KRAS^{G12C}$ inhibitor in cancers with RAS/mTOR pathway co-mutations

37

Progress Since IPO and Prospects for 2020

Program	Status
RMC-4630 (SHP2)	✓ **Clinical update** ✓ Intermittent dosing progressing toward RP2DS for mono- and combination therapy ✓ Additional evidence of monotherapy activity in $KRAS^{mutant}$ NSCLC ✓ Initial monotherapy activity in $NF1^{LOF}$ tumors ✓ **Begin treating patients in combination with AMG 510** ✓ FPI June 2020 ✓ **Begin treating patients in combination with anti-PD1** ✓ Cancer Research paper on enhancing immune response ✓ FPI June 2020 • **Begin treating patients in combination with osimertinib**
Mutant RAS(ON)	• **Nominate first Development Candidate** ✓ Preclinical regressions from oral $KRAS^{G12C}$(ON) inhibitor • **Lead compound for second target**
RMC-5552 (mTORC1)	• **IND-ready** ✓ Preclinical tumor regressions from combination with $KRAS^{G12C}$(OFF) inhibitor

38

Looking Forward to 2H-2020 Program Milestones RMC-4630 (SHP2) Additional clinical update Begin treating patients in combination with osimertinib Mutant RAS(ON) Nominate first Development Candidate Lead compound for second target RMC-5552 (mTORC1) IND-ready

Translating Frontier Oncology Targets to Outsmart Cancer™